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                                  SCHEDULE 14a
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant:                      [X]

Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement              [ ]  Confidential, for use of the
                                                   Commission only (as permitted
[X]  Definitive Proxy Statement                    by Rule 14a-6(e)(2))

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                         TANDY BRANDS ACCESSORIES, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

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         2)       Aggregate number of securities to which transaction applies:

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         3)       Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)       Proposed maximum aggregate value of transaction:

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         5)       Total fee paid:

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[ ]      Fee paid previously with preliminary materials.

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[ ]      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)       Amount Previously Paid:
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         2)       Form, Schedule or Registration Statement No.:
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         3)       Filing Party:
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         4)       Date Filed:
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                     [TANDY BRANDS ACCESSORIES, INC. LOGO]
                        690 EAST LAMAR BLVD., SUITE 200
                             ARLINGTON, TEXAS 76011

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER 16, 2002

Dear Stockholder:

     We will hold this year's annual meeting of stockholders on October 16, 2002 at 10:00 a.m. We will hold the meeting at the Wyndham Arlington, 1500 Convention Center Drive, Arlington, Texas 76011. At the meeting, we will ask you to consider and vote on the re-election of J.S.B. Jenkins to our board of directors. If re-elected he will serve for a three-year term which will expire in 2005, or until his successor is elected and qualified. In addition, we will ask you to consider and vote on a proposal to adopt and approve the Tandy Brands Accessories, Inc. 2002 Omnibus Plan.

     We will also discuss and take action on any other business that is properly brought before the meeting.

     If you were a stockholder on September 5, 2002, you are entitled to notice of and to vote on the proposals at this year's meeting.

     We hope you will find it convenient to attend the annual meeting in person. Whether or not you plan to attend, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope to ensure your vote is represented. You may also revoke your proxy in the manner described in the accompanying proxy statement at any time before the vote is taken and vote your shares personally at the meeting.

                                          By Order of the Board of Directors,

                                          /s/ W. MIKE BAGGETT
                                          W. MIKE BAGGETT
                                          Secretary

Arlington, Texas
September 12, 2002

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY; THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AND VOTE YOUR SHARES PERSONALLY.

                     [TANDY BRANDS ACCESSORIES, INC. LOGO]
                        690 EAST LAMAR BLVD., SUITE 200
                             ARLINGTON, TEXAS 76011

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER 16, 2002

     We are pleased to present you with this proxy statement in connection with this year's annual meeting. We hope you will find it easy to read and understand. We also hope you will come to our annual stockholders' meeting on Wednesday, October 16, 2002.

     As you will see in the accompanying Annual Report, the past year was a significant year for Tandy Brands. At the annual meeting, after we vote on the proposals described in this proxy statement, we will present a brief report on the past year for Tandy Brands, as well as an overview of our plans for the upcoming year and beyond. As always, we will conclude the meeting by inviting you to ask questions and make comments.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY; THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AND VOTE YOUR SHARES PERSONALLY.

     We look forward to seeing you at this year's meeting.

                                          Sincerely,

                                          /s/ J.S.B. JENKINS
                                          J.S.B. JENKINS
                                          President and Chief Executive Officer

                             QUESTIONS AND ANSWERS

WHY DID I RECEIVE THIS PROXY STATEMENT?

     On September 17, 2002, we began mailing this proxy statement to everyone who was a stockholder of record of our company on September 5, 2002. Only stockholders of record on the close of business on this date are entitled to vote at the meeting. The purposes of this proxy statement are:

     - to let our stockholders know when and where we will hold our annual stockholders' meeting;

     - to provide detailed information about the director who will be voted on for re-election;

     - to provide detailed information about the proposal to approve the Tandy Brands Accessories, Inc. 2002 Omnibus Plan; and

     - to provide updated information about our company you should consider in order to make an informed decision at the meeting.

At the close of business on the record date, there were 5,878,037 shares of our common stock outstanding and entitled to vote and 32,666 shares held in treasury. There were approximately 925 holders of record. Each holder of record is entitled to one vote per share. To achieve a quorum at the meeting, a majority of our outstanding shares must be present either in person or by proxy.

I RECEIVED MORE THAN ONE PROXY STATEMENT. WHY?

     If you received more than one proxy statement, your shares are probably registered differently or are in more than one account. Please vote each proxy you received.

WHAT WILL OCCUR AT THE ANNUAL MEETING?

     First, we will determine whether enough stockholders are present at the meeting to conduct business. A stockholder will be deemed to be "present" at the meeting if the stockholder is:

     - present in person; or

     - not present in person but has voted by proxy prior to the meeting.

     According to our bylaws, holders of at least a majority of our outstanding shares must be present at this year's meeting in order to conduct the meeting. If holders of fewer than a majority of our outstanding shares are present at the meeting, we will adjourn the meeting to a later date. The new meeting date will be announced at the meeting.

     After each proposal has been voted on at the meeting, we will discuss and take action on any other matter properly brought before the meeting. Also, some of our officers will report on our recent financial results and our current operations.

     If enough stockholders are present at the meeting to conduct business, we will vote on the proposal to re-elect J.S.B. Jenkins as a member of our board of directors. This proposal has been unanimously approved by our board of directors. The board of directors is now soliciting your vote on the proposal and unanimously recommends you vote FOR the re-election of Mr. Jenkins.

     If enough stockholders are present at the meeting to conduct business, we will also vote on the proposal to adopt and approve the Tandy Brands Accessories, Inc. 2002 Omnibus Plan. This proposal has been unanimously approved by our board of directors. The board of directors is now soliciting your vote on the proposal and unanimously recommends you vote FOR the approval of the omnibus plan.

HOW DO I VOTE IF I DO NOT PLAN TO ATTEND THE ANNUAL MEETING?

     In addition to voting in person at the meeting, you may mark your selections on the enclosed proxy card, date and sign the card, and return the card in the enclosed envelope. We encourage you to vote now even if

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you plan to attend the meeting in person. If your shares are in a brokerage account, you may receive different voting instructions from your broker.

     Please understand that voting by any means other than voting in person at the meeting has the effect of appointing J.S.B. Jenkins, our President and Chief Executive Officer, and Stanley T. Ninemire, our Executive Vice President of Operations, as your proxies. They will be required to vote on the proposals described in this proxy statement exactly as you have voted. However, if any other matter requiring a stockholder vote is properly raised at the meeting, then Mr. Jenkins and Mr. Ninemire will be authorized to use their discretion to vote on such issues on your behalf.

     All shares of common stock represented at the annual meeting by properly executed proxies received prior to or at the meeting and not revoked will be voted at the meeting in accordance with the instructions indicated in the proxies. If no instructions are indicated, the proxies will be voted FOR the re-election of J.S.B. Jenkins as a director and FOR the approval of the omnibus plan.

HOW MANY VOTES ARE NECESSARY TO RE-ELECT J.S.B. JENKINS AS A DIRECTOR?

     J.S.B. Jenkins must receive the affirmative vote of a plurality of shares either present at the meeting or represented by proxy to be re-elected.

HOW MANY VOTES ARE NECESSARY TO APPROVE THE TANDY BRANDS ACCESSORIES, INC. 2002 OMNIBUS PLAN?

     The proposal to approve the Tandy Brands Accessories, Inc. 2002 Omnibus Plan must receive the affirmative vote of a majority of shares either present at the meeting or represented by proxy to be approved.

WHAT IF J.S.B. JENKINS IS UNWILLING OR UNABLE TO STAND FOR RE-ELECTION?

     J.S.B. Jenkins has agreed to stand for re-election to the board of directors. We are not aware of any intention on Mr. Jenkins' part not to stand for re-election or any circumstances which would cause Mr. Jenkins not to stand for re-election. However, if unexpected events arise which cause Mr. Jenkins to be unable to stand for re-election, then either:

     - our board of directors can vote at the meeting to reduce the size of the board of directors; or

     - our board of directors may, during the meeting, nominate another person for director.

     It is important for you to understand if our board of directors nominates someone at the meeting, the person to whom you have given your proxy will be able to use his or her discretion to vote on your behalf for the candidate of his or her choice.

WHO COUNTS THE VOTES AND HOW ARE THE VOTES TREATED?

     We will appoint two persons as inspectors of election for the meeting who will count the votes cast. They will treat shares represented by proxies that abstain as shares that are present and entitled to vote when determining if a quorum exists and when determining the outcome of any matter voted upon by the stockholders.

     The inspectors of election will consider shares referred to as "broker non-votes" as shares that are present and entitled to vote when determining the presence of a quorum. Broker non-votes are shares held by brokers or nominees as to which the broker or nominee:

     - has not received instructions from the beneficial owners on how to vote the shares; or

     - does not have discretionary power to decide how to vote the shares.

     The inspector will not treat the brokers' or nominees' shares as present or entitled to vote on outcome determinative matters for shares which the broker or nominee has indicated it does not have discretionary power to vote. However, those shares are considered for quorum purposes and may be entitled to vote on other matters.

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WHAT IF I WANT TO CHANGE MY VOTE?

     You can change your vote on a proposal at any time before the meeting for any reason by revoking your proxy. Proxies may be revoked by:

     - filing a written notice of revocation, which includes a later date than the proxy date, with our corporate secretary at or before the meeting;

     - properly executing a later proxy relating to the same shares; or

     - attending the meeting and voting in person; however, attendance at the meeting will not in and of itself constitute a revocation of a proxy.

     Any written notice revoking a proxy should be sent to Tandy Brands Accessories, Inc., 690 East Lamar Blvd., Suite 200, Arlington, Texas 76011,
Attention: Corporate Secretary.

WHO PAYS FOR THIS SOLICITATION?

     We, the company, will pay for the cost of soliciting proxies. Our directors, officers and employees may solicit proxies. They will not be paid for soliciting the proxies but may be reimbursed for out-of-pocket expenses related to the proxy solicitation. Proxies may be solicited in person, by mail, by telephone, by email, by facsimile, by telegram or other means of communication. We will make arrangements with custodians, nominees and fiduciaries in order to forward proxy solicitation materials to beneficial owners of common stock.

WHO IS OUR INDEPENDENT PUBLIC ACCOUNTANT THIS YEAR?

     Our board of directors selected Ernst & Young LLP to serve as our independent public accountant for the 2003 fiscal year. A representative of Ernst & Young LLP is expected to attend the meeting. The representative will have the opportunity to make a statement at the meeting and respond to appropriate questions from our stockholders.

WHAT FEES DID WE PAY TO OUR INDEPENDENT PUBLIC ACCOUNTANT THIS PAST YEAR FOR OUR AUDIT?

     Audit Fees. We paid Ernst & Young LLP an aggregate of $128,000 for professional services rendered for the audit of our annual financial statements for the most recent fiscal year and the reviews of our financial statements included in our Forms 10-Q for that fiscal year.

     All Other Fees. We paid Ernst & Young LLP approximately $10,000 during the past fiscal year for attestations requested in connection with certain of our license agreements and review of our registration statement on Form S-8.

     Our audit committee has considered whether Ernst & Young LLP's provision of services, other than services rendered in connection with the audit of our annual financial statements and reviews of our financial statements included in our Forms 10-Q for the most recent fiscal year, is compatible with maintaining Ernst & Young LLP's independence.

HOW DO I RAISE AN ISSUE FOR DISCUSSION OR VOTE AT THE ANNUAL MEETING?

     If you wish to present a proposal for consideration at an annual meeting, you must send written notice of the proposal to our corporate secretary. We have not received notice of any stockholder proposals to be presented at this year's meeting.

     If you would like your proposal to be included in next year's proxy statement, you must submit it to our corporate secretary by May 17, 2003. We will include your proposal in our next annual proxy statement if it is a proposal we would be required to include pursuant to the rules of the SEC. If you would like your proposal to be considered at next year's annual meeting, you must submit it to our corporate secretary by July 17, 2003, however, any proposal received after May 17, 2003 will not be included in our proxy statement.

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     You may submit your proposal to Tandy Brands Accessories, Inc., 690 East
Lamar Blvd., Suite 200, Arlington, Texas 76011, Attention: Corporate Secretary.

     If a stockholder raises a matter at the meeting that requires a stockholder vote, the person to whom you have given your proxy will use his or her discretion to vote on the matter on your behalf.

     According to our bylaws, any proposal properly raised at the meeting by a stockholder will require the affirmative vote of a majority of the shares deemed present at the meeting, whether in person or represented by proxy, unless otherwise provided by law, our certificate of incorporation or an agreement to which the company is a party.

HOW CAN I RECEIVE A COPY OF THE ANNUAL REPORT?

     We provide a free copy of our Annual Report that excludes exhibits but includes related financial statement schedules. If you would also like to receive a complete copy of our Annual Report on Form 10-K with exhibits, we will provide copies of the Form 10-K free of charge, however, we may charge a reasonable fee for providing exhibits.

     You may obtain a report by mailing a written request to Tandy Brands Accessories, Inc., 690 East Lamar Blvd., Suite 200, Arlington, Texas 76011,
Attention: Chief Financial Officer.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

     Our certificate of incorporation divides our board of directors into three classes, with each class serving a three-year term. One class of directors is elected at each annual meeting of stockholders. The terms of J.S.B. Jenkins and Marvin J. Girouard expire at this year's meeting. Mr. Girouard has determined not to stand for re-election this year and the board of directors has determined not to fill the vacancy created by this decision at this time.

     Mr. Jenkins is being nominated for re-election to serve until the 2005 annual meeting of stockholders or until his successor is elected and qualified. The remaining five directors will continue to serve on our board of directors until their respective terms expire and until their successors are elected and qualified. The authorized size of our board of directors is from three to nine directors and is presently set at seven by resolution of our board. If Mr. Jenkins is re-elected, our board of directors will consist of six directors and there will be one vacancy on the board. Despite this vacancy, you may not vote for a greater number of directors than the number nominated.

WHO IS NOMINATED FOR RE-ELECTION TO OUR BOARD OF DIRECTORS?

     J.S.B. JENKINS, 59, has been our President and Chief Executive Officer and a director since our formation in November 1990. Mr. Jenkins served as Executive Vice President of The Bombay Company, Inc. from July 1, 1985 until December 31, 1990, and as Vice President of Bombay from 1980 until 1985. He also served as the President of the Tandy Brands Accessories division of Bombay, of which we were a division until its spin-off in December 1990, from April 1986 until the spin-off. In 1978, Mr. Jenkins was named President of the Tex Tan Welhausen Co., a division of Bombay, where he served until becoming an officer of Bombay. Mr. Jenkins was Vice President and Production Manager of Tex Tan Welhausen Co. from 1974 until 1977 and was named Executive Vice President of that division in 1977. Mr. Jenkins is also a member of the Texas A&M University College of Business Administration/Graduate School of Business Development Council, the Texas A&M University President's Council, the advisory board of directors for the Texas A&M University 12th Man Foundation and the board of directors for the Cotton Bowl Athletic Association. Mr. Jenkins is a former member of the board of directors of the Arlington Chamber of Commerce.

WHAT VOTE IS REQUIRED TO RE-ELECT J.S.B. JENKINS?

     To be re-elected as a director, J.S.B. Jenkins must receive the affirmative vote of the holders of a plurality of the shares voted in person or by proxy at the meeting. Our board of directors unanimously recommends a

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vote FOR re-election of Mr. Jenkins. There are no arrangements or understandings between Mr. Jenkins and any other person pursuant to which he was selected as a nominee.

WHO ARE OUR CONTINUING DIRECTORS?

     The following persons are the members of our board of directors whose terms will continue after this year's annual meeting:

     C.A. RUNDELL, JR., 70, has been a director since November 1990. Since 1988, Mr. Rundell has owned and operated Rundell Enterprises, a sole proprietorship engaged in providing acquisition and financial consulting services to business enterprises. Mr. Rundell was previously the Chief Executive Officer of Tyler Corporation from October 1996 to December 1998. From 1977 to 1988, Mr. Rundell was the President, Chief Executive Officer and director of Cronus. Mr. Rundell was a director and Chairman of the Board of NCI Building Systems, Inc. from April 1989 to July 2000. Mr. Rundell is the Chairman of the Board and Chief Executive Officer of Integrated Security Systems, Inc., and he is also a director of Renaissance US Growth and Income Trust PLC. Under our bylaws, directors are not permitted to serve past the annual meeting following his or her 70th birthday. However, in the case of Mr. Rundell, our board of directors has unanimously waived this provision for one year. Although, Mr. Rundell's term expires at the 2004 annual meeting, unless waived, Mr. Rundell's seat will become vacant in 2003.

     COLOMBE M. NICHOLAS, 57, has been a director since October 1999. Ms. Nicholas served as President and Chief Executive Officer for Anne Klein Group, a women's fashion apparel company, from August 1996 to July 1999, when the company was sold to Kasper, ASL. From December 1993 to July 1996, Ms. Nicholas served as President and Chief Executive Officer of Orr Felt Company, a family-owned business that provides felt for paper manufacturing. From April 1991 to November 1993, she was the President and Chief Operating Officer of Giorgio Armani Fashion Corporation, the largest licensee of Armani Spa, Italy. From May 1980 to January 1989, Ms. Nicholas served as President and Chief Executive Officer of Christian Dior New York, a designer fashion company. Ms. Nicholas also serves on the board of directors of Leader Technology.com. Ms. Nicholas' term expires at the 2004 annual meeting.

     JAMES F. GAERTNER, PH.D., 59, has been a director since November 1990 and Chairman of the Board since October 1998. In August 2001, Dr. Gaertner began serving as the President of Sam Houston State University in Huntsville, Texas. Dr. Gaertner served as Dean of the College of Business at the University of Texas at San Antonio ("UTSA") from September 1, 1987 until June 30, 2000. Before his appointment as Dean, Dr. Gaertner served for four years as professor and Director of the Division of Accounting and Information Systems at UTSA. Dr. Gaertner served as an associate professor at the University of Notre Dame from September 1976 until August 1983. During that period Dr. Gaertner served as director of Notre Dame's master of business program in London, England. From 1968 to 1973, Dr. Gaertner served as a director and Chief Financial Officer of Tex Tan Welhausen Co., and later served as the Controller for Tex Tan Welhausen, a division of Tandy Corporation. Prior to his employment at Tex Tan Welhausen, he was employed as a member of the audit staff of KPMG Peat Marwick in Houston. Dr. Gaertner's term expires at the 2003 annual meeting.

     GENE STALLINGS, 67, has been a director since June 1997. Mr. Stallings is presently a rancher, an author and a private investor. From January 1990 to December 1996, he was the head football coach of the University of Alabama. Before coaching at Alabama, he was head coach of the St. Louis/Phoenix Cardinals professional football team from 1986 to 1989. Mr. Stallings is a member of the board of directors of the Peoples National Bank of Paris, Texas, the Board of Trustees of Abilene Christian University, the board of directors of Christus St. Joseph's Hospital in Paris, Texas, and the board of directors of Great Southern Wood Incorporated. Mr. Stallings' term expires at the 2003 annual meeting.

     ROGER R. HEMMINGHAUS, 66, has been a director since June 2000. Mr. Hemminghaus is the past Chairman of the Federal Reserve Bank of Dallas and a director of CTS Corporation, Luby's, Inc. and Xcel Energy, Inc. Since January 2000, Mr. Hemminghaus has been the Chairman Emeritus of the board of directors of Ultramar Diamond Shamrock Corp. From 1996 to 1999, Mr. Hemminghaus served as the Chairman of the Board and Chief Executive Officer of Ultramar Diamond Shamrock Corp. and from 1999 to
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

January 2000 he served as the Chairman of the Board. From 1987 to 1996, Mr. Hemminghaus served as the Chairman and Chief Executive Officer of Diamond Shamrock, Inc. Mr. Hemminghaus also serves as the Chairman of the Board of Regents of Texas Lutheran University and serves on the National Executive Board of the Boy Scouts of America and on the board of directors of the Southwest Research Institute. Mr. Hemminghaus' term expires at the 2003 annual meeting.

          PROPOSAL TWO: APPROVAL OF THE TANDY BRANDS ACCESSORIES, INC.
                               2002 OMNIBUS PLAN

     On September 3, 2002, our board of directors approved, subject to the approval of our stockholders, the Tandy Brands Accessories, Inc. 2002 Omnibus Plan. A general description of the terms of the omnibus plan is set forth below, but is qualified in its entirety by reference to the text of the plan. A copy of the full text of the omnibus plan is attached to this proxy statement as Appendix A.

WHAT IS THE PURPOSE OF THE OMNIBUS PLAN?

     The purpose of the omnibus plan is to attract and retain the services of key management employees of the company and members of the board of directors (whether an employee or non-employee director) and to provide such persons with a proprietary interest in the company through the granting of:

     - incentive stock options;

     - nonqualified stock options;

     - performance units;

     - stock appreciation rights (each an "SAR"); or

     - restricted stock;

whether granted singly, or in combination, or in tandem, that will increase the interest of these persons in the company's welfare; furnish an incentive to continue their services for the company; and provide a means through which the company may attract able persons as employees.

WHO WILL ADMINISTER THE OMNIBUS PLAN?

     The omnibus plan will be administered by a committee, appointed by our board of directors, consisting of at least two non-employee directors who are "outside directors" under Section 162(m) of the Internal Revenue Code and who satisfy the requirements of Rule 16b-3(b)(3) under the Exchange Act or the non-employee director requirements of any national securities exchange or other market on which our common stock is listed or quoted.

WHO IS ELIGIBLE TO PARTICIPATE IN THE OMNIBUS PLAN?

     Any employee of the company (including an employee who is also a director or an officer) or non-employee director whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the company is eligible to participate in the omnibus plan. However, only employees will be eligible to receive incentive stock options. Approximately 32 employees of the company (including those employees who are also directors and/or officers of the company) and six non-employee directors are currently eligible to participate in the omnibus plan.

HOW MANY SHARES OF COMMON STOCK ARE ISSUABLE UNDER THE OMNIBUS PLAN?

     The maximum number of shares of common stock issuable under the omnibus plan is 398,588 shares, plus an indeterminate number of shares which may be included under the omnibus plan when options outstanding under our existing option plans expire or are cancelled. The number of shares authorized under the omnibus plan includes those shares authorized and reserved for issuance under our existing stock option plans as of the date the omnibus plan is adopted by our stockholders. If an award made under the omnibus
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

plan, or an option outstanding under one of our existing option plans, is cancelled or expires without being exercised, the shares underlying such award or option will be available for issuance, or re-issuance as the case may be, pursuant to the omnibus plan.

WHAT ARE THE MATERIAL TERMS AND CONDITIONS UPON WHICH AWARDS MAY BE GRANTED AND EXERCISED UNDER THE OMNIBUS PLAN?

     Any award made under the omnibus plan must be granted within ten years of the date our stockholders approve the plan. The committee may determine and designate the eligible persons to whom awards will be granted and will set forth in each related award agreement the date of grant, the terms of exercise, and other terms, provisions, limitations, and performance requirements, as the committee may determine in accordance with the plan. We may grant two or more awards in the form of a "tandem award," so that the right of the participant to exercise one award will be cancelled if, and to the extent, the other award is exercised. For example, if a stock option and an SAR are issued in a tandem award, and the participant exercises the SAR with respect to 100 shares of common stock, the right of the participant to exercise the related stock option will be cancelled to the extent of 100 shares of common stock.

     During any fiscal year, individual participants in the omnibus plan may not receive awards covering an aggregate of more than 100,000 shares of common stock. In addition, we may not grant incentive stock options under the plan to any employee to the extent the underlying shares of common stock that may be acquired by exercise of the option for the first time by the employee in any calendar year have an aggregate fair market value in excess of $100,000. In the event a stock option granted under the plan which is designated as an incentive stock option exceeds this limit or otherwise fails to qualify as an incentive stock option, the stock option will be a nonqualified stock option.

     When a non-employee director is first elected or appointed to the board, he or she will be granted a nonqualified stock option to purchase 5,000 shares of our common stock or, if the board so elects, an alternative form of award (other than an incentive stock option) with a value substantially equivalent to the value of such nonqualified stock options. In addition, concurrently with each regular annual election of the board of directors, each continuing non-employee director will receive a nonqualified stock option to purchase 2,500 shares of our common stock and our Chairman (if the Chairman was previously elected to the board and continues to serve as a director) will receive a nonqualified stock option to purchase 4,425 shares of our common stock. If the board so elects, non-employee directors and our Chairman may receive an alternative form of award (other than an incentive stock option) with a value substantially equivalent to the value of a nonqualified stock option to purchase 2,500 and 4,425 shares of our common stock, respectively.

     The exercise price for any stock option or SAR granted under the omnibus plan must equal at least 100% of the fair market value, as defined in the plan, of our common stock on the date the stock option or SAR is granted. If an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of our common stock, the exercise price must equal at least 110% of the fair market value of our common stock on the date the incentive stock option is granted. As of September 5, 2002, the closing sale price of our common stock was $9.50.

     The exercise price of a stock option is payable as follows:

     - in cash;

     - in common stock (including restricted stock) owned by the participant on the date of exercise;

     - by delivery of an executed irrevocable option exercise form together with irrevocable instructions to a broker or dealer to sell a portion of the shares of common stock purchased upon exercise or to pledge such shares as collateral for a loan and promptly deliver to the company the amount of sale or loan proceeds necessary to pay the purchase price; and/or

     - in any other form of valid consideration that is acceptable to the committee.

An SAR, or any portion of an SAR, may be exercised by surrendering the SAR in exchange for cash, shares of common stock or both in an amount equal to the excess of the fair market value of the SAR on the date of exercise over the fair market value of the SAR on the date of grant. Similarly, on exercise of a performance unit, the participant is entitled to receive an amount of cash, shares of common stock or both equal to the aggregate fair market value of the units exercised on the date of exercise less the aggregate value of the units on the date of grant.

     Generally, a vested award may be exercised in whole or in part at any time during its term, as specified in the applicable award agreement. However, no award granted under the omnibus plan may be exercised at any time after the exercise period specified in the applicable award agreement and no portion of any award may be exercised after the expiration of ten years from the date the award is granted. In addition, if an employee owns or is deemed to own more than 10% of our common stock and an incentive stock option is granted to the employee, the term of the incentive stock option (to the extent required by the Internal Revenue Code at the time of grant) will be no more than five years from the date of grant.

     The committee may determine the vesting period for any award granted under the omnibus plan. The committee may specify that an award is immediately exercisable, in whole or in part, or that all or any portion of an award is not exercisable until a particular date or until the occurrence of a particular event. The committee also has discretion to accelerate the date on which all or any portion of an award may be exercised. If an employee ceases to serve as an employee of the company for any reason or a non-employee director ceases to serve as a member of our board, an award held by such participant may only be exercised as determined by the committee and provided in the applicable award agreement. In the event of a change of control, as defined in the plan, all unmatured installments of awards outstanding will automatically accelerate and be exercisable in full and all restriction periods applicable to awards of restricted stock will automatically expire.

     In the case of restricted stock awards, vesting may be based on length of continuous service, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates, or other comparable measurements of company performance. Upon a participant's termination of service for any reason during the restriction period, the nonvested shares of restricted stock will be forfeited by the participant and all rights of a participant with respect to the forfeited shares will cease and terminate, without any further obligation on the part of the company.

CAN A PARTICIPANT IN THE OMNIBUS PLAN TRANSFER OR ASSIGN HIS OR HER AWARDS?

     Incentive stock options and performance units may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the participant only by the participant or the participant's legally authorized representative.

     In the case of nonqualified stock options and SARs, the committee may permit a participant to transfer stock options and SARs to:

     - the participant's immediate family members;

     - a trust for the exclusive benefit of immediate family members;

     - a partnership in which immediate family members are the only partners;

     - an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Internal Revenue Code; or

     - a split interest trust or pooled income fund described in Section 2522(c)(2) of the Internal Revenue Code;

provided that no consideration is received for the transfer and the award agreement pursuant to which the nonqualified stock option and/or SAR is granted is approved by the committee and expressly provides for transferability in a manner consistent with the foregoing. Subsequent transfers of transferred nonqualified stock options and/or SARs are prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1974.

     With respect to restricted stock awards, a participant may not sell transfer, pledge or assign shares of restricted stock during the period prescribed by the committee beginning on the date the restricted stock award is granted.

MAY THE OMNIBUS PLAN BE AMENDED? IF SO, HOW?

     Yes. Stockholder approval is required for our board of directors to amend the omnibus plan in any manner that would materially change the plan. In addition any amendment that would adversely affect any rights of participants or the company's obligations to participants with respect to any awards previously granted under the plan requires the consent of the affected participant. All other amendments may be made by approval of the board of directors without further stockholder approval.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF AWARDS GRANTED UNDER THE OMNIBUS PLAN?

     The following is a brief summary of certain federal income tax consequences arising with respect to awards made under the omnibus plan. This summary is not intended to be exhaustive and the exact tax consequences to any participant will depend on various factors and the participant's particular circumstances. This summary is based on present laws, regulations and interpretations and does not purport to be a complete description of federal tax consequences. This summary of federal tax consequences may change in the event of a change in the Internal Revenue Code or regulations thereunder or interpretations thereof. We urge participants in the omnibus plan to consult their tax advisors with respect to any state, local and foreign tax considerations or particular federal tax implications of awards made under the omnibus plan prior to taking action with respect to an award. The omnibus plan is not intended to be a "qualified plan" under Section 401(a) of the Internal Revenue Code.

     Nonqualified Stock Options. A participant who is granted a nonqualified stock option under the omnibus plan generally will not recognize federal income tax upon the grant of the option, and we will not be entitled to a tax deduction by reason of the grant. Upon exercise of the nonqualified stock option, the excess of the fair market value of the shares acquired on the exercise date over the exercise price will be considered compensation taxable as ordinary income to the participant, and we may claim a tax deduction at that time equal to the amount of taxable income recognized by the participant, provided we satisfy the applicable federal income tax reporting requirements with respect to the income recognized by the participant. In the event of the sale of the shares of common stock, any gain or loss after the date of exercise will, assuming the shares qualify as capital assets in the hands of the participant, qualify as capital gain or loss.

     If any profits associated with a sale of common stock acquired pursuant to the exercise of a nonqualified stock option under the omnibus plan within six months of its acquisition could subject the participant to suit under Section 16(b) of the Exchange Act, there will be no federal income tax consequences to either the participant or the company as a result of the exercise of the option. The inclusion of these profits as income to the participant generally is deferred until the earlier of:

     - the expiration of the six-month period described above; or

     - the first day on which the sale of the common stock will not subject the employee to suit under Section 16(b) of the Exchange Act.

However, if the participant makes a timely and proper election under Section 83(b) of the Internal Revenue Code to be taxed at the time the common stock is transferred to him or her, then the excess of the fair market value of shares of common stock on the exercise date over the exercise price will be taxed as ordinary income. The election must be made within 30 days of the date of exercise. In the absence of such an election, the excess of the fair market value of shares of common stock on the date the Section 16(b) restrictions expire with respect to the participant (or, if earlier, the date on which the six-month period referred to above expires) over the exercise price will be considered compensation taxable as ordinary income to the participant. We will be entitled to a tax deduction in an amount equal to the amount required to be recognized as ordinary income by the participant at the time the participant is subject to tax, provided that the applicable federal income tax withholding and reporting requirements are satisfied. On the sale of any shares acquired pursuant to the exercise of a nonqualified stock option granted under the omnibus plan, a participant will recognize gain in an amount equal to the difference between the sales price and the participant's tax basis in the shares, which tax basis will include the exercise price paid plus the amount required to be recognized as income by the participant as a result of the exercise of the nonqualified stock option to purchase the shares, and the gain will be short-term capital gain if the shares have been held for one year or less and long-term capital gain if the shares have been held for more than one year.

     Incentive Stock Options. A participant who is granted an incentive stock option ("ISO") will not recognize taxable income upon either the grant or exercise of the ISO, and we will not be entitled to a tax deduction by reason of the grant or exercise. However, the excess of the fair market value of the shares acquired on the exercise date over the exercise price is an item of adjustment for purposes of the alternative minimum tax and may subject the participant to the alternative minimum tax. If no disposition of the shares of common stock acquired on exercise of the ISO is made by the participant within two years from the date of the grant of the ISO, or within one year after the exercise of the ISO, then, upon subsequent disposition of the common stock, the difference between the amount realized upon sale and the exercise price will be characterized as long-term capital gain or loss and we will not be permitted any deduction. However, if the common stock is disposed of within the two-year period following the date of grant or the one-year period following the date of exercise of the ISO (a "disqualifying disposition"), then, generally speaking, the portion of the gain, if any, which equals the lesser of (1) the excess of the fair market value of the common stock on the date the ISO is exercised over the exercise price, or (2) the excess of the proceeds from the sale over the exercise price, will be taxed as ordinary income to the participant in the year of disposition, and we will be allowed a deduction for federal income tax purposes for the year in an amount equal to the amount taxable to the participant as ordinary income. If the disqualifying disposition is one which would subject the participant to liability under Section 16(b) of the Exchange Act, the discussion in the preceding paragraph regarding the tax consequences of dispositions of common stock acquired pursuant to the exercise of nonqualified stock options may, depending on guidance from the Internal Revenue Service, apply to the disqualifying disposition of common stock acquired pursuant to the exercise of an ISO. Additionally, in the case of a disqualifying disposition, any gain in excess of the amount taxed as ordinary income will be taxed as short-term capital gain if the common stock has been held for one year or less or as long-term capital gain if the common stock has been held for more than one year.

     Stock Appreciation Rights. The grant of an SAR generally creates no taxable income to the participant. On the exercise of an SAR, the amount of cash and/or the fair market value of the common stock received by the participant will generally be recognized as taxable ordinary income and we will be allowed a tax deduction for the amount of ordinary income recognized by the participant.

     Restricted Stock. Restricted stock is generally not taxable to a participant until the restricted stock is no longer subject to restrictions or to a substantial risk of forfeiture. A participant may elect under Section 83(b) of the Internal Revenue Code, however, to have an amount equal to the difference between the fair market value of the stock on the date of grant and the participant's cost, if any, taxed as ordinary income at the time of grant. If the participant makes such an election, any future appreciation would be taxed as a capital gain. If a participant does not make such an election, upon the lapse of the restrictions or a substantial risk of forfeiture, a participant will generally recognize taxable ordinary income, to the extent the fair market value of the stock on the date the restrictions lapse exceeds the participant's basis, if any. Any subsequent appreciation in the value of the restricted stock would be taxable as capital gain to the participant when recognized. To the extent the participant recognizes taxable ordinary income, we will generally be entitled to a corresponding tax deduction.

     Performance Units. A participant generally will not recognize income on the grant of performance units. On payment of a performance unit award, the participant generally will recognize as ordinary income an amount equal to the amount of cash received and the fair market value of any shares of common stock received. We will generally receive a corresponding deduction for the amount the participant recognizes as ordinary gain.

     Section 162(m). Section 162(m) of the Code generally disallows a public company's tax deduction for compensation paid in excess of $1 million in any tax year to its five most highly compensated executives. However, compensation that qualifies as "performance-based compensation" is excluded from this $1 million deduction limit and therefore remains fully deductible by the company that pays it. We intend that

     - performance units; and

     - options granted (1) with an exercise price at least equal to 100% of fair market value of the underlying shares of common stock at the date of grant and (2) to employees the committee expects to be named executive officers at the time a deduction arises in connection with these awards;

qualify as "performance-based compensation" so these awards will not be subject to the Section 162(m) deduction limitations.

HOW MANY AWARDS WILL BE RECEIVED BY OR ALLOCATED TO THE EXECUTIVE OFFICERS, DIRECTORS AND EMPLOYEES OF THE COMPANY UNDER THE OMNIBUS PLAN?

     The number of awards that will be received by or allocated to our executive officers and employees under the omnibus plan during the 2003 fiscal year is undeterminable at this time. The following table sets forth information with respect to awards that will be received by or allocated to our non-employee directors under the omnibus plan during the 2003 fiscal year.

                TANDY BRANDS ACCESSORIES, INC. 2002 OMNIBUS PLAN

NAME AND POSITION                                         DOLLAR VALUE($)   NUMBER OF UNITS
-----------------                                         ---------------   ---------------
All Current Directors Who are Not Executive Officers, as
  a Group (5 persons)...................................    $137,037.50(1)      14,425

---------------

(1) Calculated using the closing sale price of our common stock on September 5, 2002, which was $9.50.

HOW MANY SHARES OF COMMON STOCK ARE ISSUABLE UNDER OUR CURRENT EQUITY COMPENSATION PLANS?

     The following table provides information about the number of shares of our common stock that may be issued under our existing equity compensation plans as of June 30, 2002. These plans are as follows:

     - the 1991 Employee Stock Option Plan;

     - the 1993 Employee Stock Option Plan;

     - the 1997 Employee Stock Option Plan;

     - the Nonqualified Formula Stock Option Plan for Non-Employee Directors;

     - the Nonqualified Stock Option Plan for Non-Employee Directors;

     - the 1995 Stock Deferral Plan for Non-Employee Directors;

     - the Stock Purchase Program; and

     - the Benefit Restoration Plan.

                                                                                                 (C)
                                          (A)                       (B)            NUMBER OF SECURITIES REMAINING
                               NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE      AVAILABLE FOR FUTURE ISSUANCE
                                ISSUED UPON EXERCISE OF      EXERCISE PRICE OF     UNDER EQUITY COMPENSATION PLANS
                                  OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,   (EXCLUDING SECURITIES REFLECTED
PLAN CATEGORY                     WARRANTS AND RIGHTS       WARRANTS AND RIGHTS            IN COLUMN (A))
-------------                  --------------------------   --------------------   -------------------------------
Equity Compensation Plans
  Approved by Stockholders...           960,018(1)                 $11.53                      758,268(2)
Equity Compensation Plans Not
  Approved by Stockholders...            19,250(3)                 $ 6.09                            0(4)
Total........................           979,268                    $11.43                      758,268(5)

---------------

(1) Includes options to purchase 40,200 shares of common stock under the 1991 Employee Stock Option Plan, 147,150 shares of common stock under the 1993 Employee Stock Option Plan, 654,667 shares of common stock under the 1997 Employee Stock Option Plan, 112,955 shares of common stock under the Nonqualified Formula Stock Option Plan for Non-Employee Directors and 5,046 shares of common stock under the Nonqualified Stock Option Plan for Non-Employee Directors.

(2) Includes 577,588 shares of common stock issuable under our existing stock option plans, 16,529 shares of common stock issuable under the 1995 Stock Deferral Plan for Non-Employee Directors and 164,151 shares of common stock issuable under the Stock Purchase Program.

(3) Options to purchase an aggregate of 19,250 shares of common stock at an exercise price of $6.09 per share were issued to five non-employee directors on October 16, 2001. These options are fully vested and expire on October 16, 2011.

(4) Does not include shares of common stock issuable pursuant to our Benefit Restoration Plan. Under our Benefit Restoration Plan, certain members of management and highly compensated employees may elect to defer a portion of their compensation for contribution to the plan. All or a portion of the deferred compensation together with a matching contribution made by the company on behalf of any participant in the plan may be invested in common stock of the company. The number of shares issuable under the plan is not subject to limitation. As a result, an indeterminable amount of common stock is issuable to certain employees under this plan.

(5) If our stockholders approve the Tandy Brands Accessories, Inc. 2002 Omnibus Plan, we will not grant or issue any additional stock options under or pursuant to any of our presently existing stock option plans as the number of shares authorized and reserved for issuance under our existing stock option plans will be transferred to the omnibus plan and will be authorized and reserved for issuance under the omnibus plan. All shares of common stock presently authorized and reserved for issuance on the exercise of outstanding stock options under our existing stock option plans will, on the cancellation or expiration of any such stock options, automatically be authorized and reserved for issuance in connection with the omnibus plan.

WILL THE SHARES ISSUABLE UNDER THE OMNIBUS PLAN BE REGISTERED WITH THE SEC?

     Assuming our stockholders approve the omnibus plan, it is our intent that the offer and sale of the shares of common stock issuable under the omnibus plan be registered under the Securities Act. Shares of our common stock purchased pursuant to the omnibus plan after the effective date of such registration could be immediately sold in the open market, subject to, in the case of affiliates (as defined in Rule 144 under the Securities Act), compliance with the provisions of Rule 144, other than the holding period requirement.

WHAT VOTE IS REQUIRED TO APPROVE THE OMNIBUS PLAN?

     A majority of the shares of our common stock present in person or represented by proxy at the annual meeting must vote in favor of the omnibus plan to approve the omnibus plan. Our board of directors unanimously recommends a vote FOR approval of the omnibus plan.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

WHO OWNS MORE THAN 5% OF OUR STOCK?

     The following table sets forth information as of September 5, 2002 with respect to the shares of our common stock beneficially owned by each person (excluding our officers and directors) who we know to be the beneficial owner of more than 5% of our common stock.

                                                          NUMBER OF SHARES       PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                    BENEFICIALLY OWNED(1)   OF OWNERSHIP
------------------------------------                    ---------------------   ------------
Tandy Brands Accessories, Inc. .......................         872,389(2)          14.84%
  Employees Investment Plan
  P.O. Box 1290
  Fort Worth, Texas 76101-1290
Richard Liu...........................................         414,603(3)           7.05%
  c/o Superior Leather Ltd.
  Unit 510 Tower 2, Enterprise Square
  9 Sheung Yuet Rd.
  Kowloon Bay
  Kowloon, Hong Kong
FMR Corp..............................................         651,300(4)          11.08%
  82 Devonshire Street
  Boston, Massachusetts 02109

---------------

(1) Shares are deemed to be "beneficially owned" by a person if such person, directly or indirectly, has or shares (a) voting power with respect to such shares, including the power to vote or to direct the voting of such shares, or (b) investment power with respect to such shares, including the power to dispose or to direct the disposition of such shares. In addition, a person is deemed to be the beneficial owner of shares if such person has the right to acquire beneficial ownership of such shares within 60 days.

(2) Voting power of the shares held pursuant to this plan is vested in Comerica Bank, as trustee, subject to the right of participants in the plan to direct the voting of each of their allocable shares of our common stock in the plan. The trustee votes any shares for which no directions are received in the same proportion as those shares with respect to which directions regarding voting are received.

(3) Based solely on written representations furnished to us by Mr. Liu. Includes 154,457 shares held of record by Mr. Liu and 260,146 shares held by Capwell Holdings Ltd., a company wholly owned by Mr. Liu.

(4) Based solely on a review of FMR Corp.'s report on Schedule 13G filed with the SEC on August 12, 2002.

HOW MUCH STOCK DO OUR EXECUTIVE OFFICERS AND DIRECTORS OWN?

     The following table sets forth information as of September 5, 2002 with respect to the shares of our common stock beneficially owned by each of our directors and current named executive officers and our directors and named executive officers as a group. As of September 5, 2002, 5,878,037 shares of our common stock were issued and outstanding.

                                                      NUMBER OF SHARES           PERCENTAGE
NAME OF BENEFICIAL OWNER                            BENEFICIALLY OWNED(1)       OF OWNERSHIP
------------------------                            ---------------------       ------------
James F. Gaertner, Ph.D...........................          47,205(2)                  *
J.S.B. Jenkins....................................         680,167(3)              11.30%
C.A. Rundell, Jr. ................................          40,082(4)                  *
Roger R. Hemminghaus..............................          22,623(5)                  *
Colombe M. Nicholas...............................          10,000(6)                  *
Gene Stallings....................................          18,937(7)                  *
Marvin J. Girouard................................          16,600(8)                  *
Stanley T. Ninemire...............................         130,425(9)               2.20%
Mark J. Flaherty..................................           9,444(10)                 *
All directors and executive officers as a group (9
  persons)........................................         975,483(11)             15.74%

---------------

  *  Represents less than 1%.

 (1) Shares are deemed to be "beneficially owned" by a person if such person, directly or indirectly, has or shares (a) voting power with respect to such shares, including the power to vote or to direct the voting of such shares, or (b) investment power with respect to such shares, including the power to dispose or to direct the disposition of such shares. In addition, a person is deemed to be the beneficial owner of shares if such person has the right to acquire beneficial ownership of such shares within 60 days. Directors and officers have sole voting and investment power with respect to the shares shown unless otherwise indicated below.

 (2) Includes 3,375 shares held of record by Dr. Gaertner, 39,850 shares subject to stock options exercisable within 60 days and 3,980 shares attributable to ownership of stock units under our 1995 Stock Deferral Plan for Non-Employee Directors.

 (3) Includes 355,817 shares held of record by Mr. Jenkins, 142,000 shares subject to stock options exercisable within 60 days, approximately 6,571 shares held indirectly through our Stock Purchase Program, and 31,140 shares held indirectly through our Benefit Restoration Plan. Also includes 144,639 shares held in our Employees Investment Plan, as to which Mr. Jenkins disclaims beneficial ownership. Does not include 94,184 shares held by certain irrevocable family trusts in which Mr. Jenkins has no beneficial interest.

 (4) Includes 4,930 shares held of record by Mr. Rundell, 4,500 shares held indirectly in a self-directed IRA, 27,083 shares subject to stock options exercisable within 60 days and 3,569 shares attributable to ownership of stock units under our 1995 Stock Deferral Plan for Non-Employee Directors.

 (5) Includes 3,500 shares held of record by Mr. Hemminghaus, 10,000 shares subject to stock options exercisable within 60 days and 9,123 shares attributable to ownership of stock units held in our 1995 Stock Deferral Plan for Non-Employee Directors.

 (6) Includes 10,000 shares held by Ms. Nicholas subject to stock options exercisable within 60 days.

 (7) Includes 2,837 shares held of record by Mr. Stallings and 16,100 shares subject to stock options exercisable within 60 days.

 (8) Includes 2,000 shares held of record by Mr. Girouard and 14,600 shares subject to stock options exercisable within 60 days.

 (9) Includes 49,382 shares held of record by Mr. Ninemire, 53,000 shares subject to stock options exercisable within 60 days, approximately 2,816 shares held indirectly through our Stock Purchase

     Program and 1,825 shares held indirectly through our Benefit Restoration Plan. Also includes 23,402 shares held in our Employees Investment Plan, as to which Mr. Ninemire disclaims beneficial ownership.

(10) Includes 1,402 shares held of record by Mr. Flaherty, 6,833 shares subject to stock options exercisable within 60 days and approximately 687 shares held indirectly through our Stock Purchase Program. Also includes 522 shares held in our Employees Investment Plan, as to which Mr. Flaherty disclaims beneficial ownership.

(11) Includes 423,243 shares held of record, 4,500 held indirectly in a self-directed IRA, 319,466 shares subject to stock options exercisable within 60 days, 10,074 shares held indirectly through our Stock Purchase Program, 168,563 shares held in our Employees Investment Plan, 32,965 shares held indirectly through our Benefit Restoration Plan and 16,672 shares attributable to ownership of stock units held in our 1995 Stock Deferral Plan for Non-Employee Directors.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

HAVE OUR DIRECTORS, EXECUTIVE OFFICERS AND 10% STOCKHOLDERS COMPLIED WITH
SECTION 16(a) OF THE EXCHANGE ACT?

     Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file reports with the SEC. These persons must file initial reports of ownership. They must also file reports of changes in ownership of common stock and other equity securities of our company. Officers, directors and greater than 10% stockholders are required by federal regulations to provide us with copies of all Section 16(a) reports they file.

     To our knowledge, our officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements during the fiscal year ended June 30, 2002. Our knowledge is based solely on a review of the copies of such reports made available to us and written representations that no other reports were required.

                 OTHER INFORMATION YOU NEED TO MAKE A DECISION

WHO ARE OUR EXECUTIVE OFFICERS?

     The following table lists the names and ages of our current named executive officers and all positions they hold. Each of the listed officers has been appointed by our board of directors and serves at the discretion of the board of directors.

NAME                          AGE                 POSITIONS HELD
----                          ---                 --------------
J.S.B. Jenkins..............  59    President, Chief Executive Officer and
                                    Director
Stanley T. Ninemire.........  46    Executive Vice President of Operations
Mark J. Flaherty............  39    Chief Financial Officer

     Mr. Jenkins' business experience information can be found under "Who is nominated for re-election to our board of directors?"

     STANLEY T. NINEMIRE was elected as our Executive Vice President of Operations in August 2002. Prior to that time, Mr. Ninemire served as our Senior Vice President, Chief Financial Officer and Assistant Secretary from January 1997 through August 2002. Mr. Ninemire was previously our Vice
President -- International Operations from November 1994 through June 1995. He was also our Vice President and Treasurer from our formation in November 1990 until November 1994. In addition, Mr. Ninemire was our Secretary from November 1990 to June 1991 and an Assistant Secretary from June 1991 through November 1994. From July 1995 to December 1996, Mr. Ninemire was Senior Vice President of Finance and Operations of Practitioners Publishing Company, a division of Thomson Publishing. Mr. Ninemire is a certified public accountant.

     MARK J. FLAHERTY was elected as our Chief Financial Officer in August 2002. Prior to that time, Mr. Flaherty served as our Corporate Controller from June 1997 through August 2002. From 1991 to June 1997, Mr. Flaherty held the positions of Divisional Controller and Assistant Corporate Controller of various companies in the real estate and staffing industries. Prior to 1991, Mr. Flaherty was employed in the audit practice at the independent accounting firm formerly known as Coopers & Lybrand. Mr. Flaherty is a certified public accountant.

     There are no family relationships between any directors and executive officers.

HOW DO WE COMPENSATE OUR EXECUTIVE OFFICERS?

     We believe compensation of our executive officers and other key management personnel should be directly and materially linked to our operating performance. We try to achieve this linkage through short-term incentives which weigh executive compensation towards bonuses paid on the basis of our performance and long-term incentives to own and hold substantial investments in our common stock.

     The Human Resources and Compensation Committee of our board of directors, which consists of three independent, non-employee directors, manages our executive compensation program. The current members of this committee are Colombe M. Nicholas, James F. Gaertner, Ph.D. and Gene Stallings. Ms. Nicholas serves as the chair of the committee. This committee submits all issues concerning executive compensation to the full board of directors for approval. This committee reviews stock option grants for our executive officers and, in accordance with Delaware law, has delegated authority for grants to other employees to our chief executive officer.

     Annual and Long-Term Compensation. The following table presents certain information concerning annual and long-term compensation paid to each of our named executive officers that served as an executive officer during the fiscal years ended June 30, 2002, 2001 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                         ------------
                                                  ANNUAL COMPENSATION     SECURITIES     ALL OTHER
                                         FISCAL   --------------------    UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR    SALARY($)   BONUS($)    OPTIONS(#)       ($)(1)
---------------------------              ------   ---------   --------   ------------   ------------
J.S.B. Jenkins.........................   2002    $415,000    $175,910      40,000        $72,958(2)
  President and Chief                     2001    $395,000    $      0      32,500        $75,416(2)
  Executive Officer                       2000    $375,000    $      0      25,000        $76,715(2)
Jerry W. Wood(3).......................   2002    $220,000    $ 58,680      20,000        $24,295
  Executive Vice                          2001    $210,000    $      0      16,250        $26,410
  President                               2000    $200,000    $      0      12,000        $29,159
Stanley T. Ninemire(4).................   2002    $200,000    $ 78,892      20,000        $19,275
  Senior Vice President,                  2001    $190,000    $      0      16,250        $26,201
  Chief Financial Officer                 2000    $182,000    $      0      12,000        $30,635
  and Assistant Secretary

---------------

(1) Primarily represents automobile allowances and our matching contributions under our Stock Purchase Program, our Benefit Restoration Plan and our Employees Investment Plan.

(2) Includes $27,000 paid on behalf of Mr. Jenkins pursuant to a split-dollar life insurance arrangement.

(3) Mr. Wood ceased to be an executive officer as of August 13, 2002.

(4) Mr. Ninemire held these positions through August 13, 2002. Mr. Ninemire currently serves as our Executive Vice President of Operations.

     Stock Options. The following table presents information on stock options granted to each of our named executive officers that served as an executive officer during the fiscal year ended June 30, 2002:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                        NUMBER OF                                                       ANNUAL RATES OF STOCK
                        SECURITIES     PERCENTAGE OF                                     PRICE APPRECIATION
                        UNDERLYING   OPTIONS GRANTED TO                                  FOR OPTION TERM(1)
                         OPTIONS      EMPLOYEES DURING    EXERCISE PRICE   EXPIRATION   ---------------------
NAME                     GRANTED        FISCAL YEAR         PER SHARE         DATE         5%          10%
----                    ----------   ------------------   --------------   ----------   ---------   ---------
J.S.B. Jenkins........    40,000           22.22%             $5.63          7/1/11     $141,627    $358,911
Jerry W. Wood(2)......    20,000           11.11%             $5.63          7/1/11     $ 70,814    $179,455
Stanley T. Ninemire...    20,000           11.11%             $5.63          7/1/11     $ 70,814    $179,455

---------------

(1) The amounts shown in these columns represent the potential realizable values using the options granted and the exercise price. The SEC executive compensation disclosure rules set the assumed rates of stock appreciation. The rates are not intended to predict appreciation of our common stock.

(2) Mr. Wood ceased to be an executive officer as of August 13, 2002.

     Stock Option Exercises. The following table presents certain information concerning options exercised during the fiscal year ended June 30, 2002 by each of our named executive officers that served as an executive officer during such period. The table also includes the value of unexercised options held by such executive officers at June 30, 2002.

              AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                   VALUE OF UNEXERCISED
                                                     NUMBER OF UNEXERCISED             IN-THE-MONEY
                           SHARES                 OPTIONS AT FISCAL YEAR-END    OPTIONS AT FISCAL YEAR-END
                         ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                      EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   --------   -----------   -------------   -----------   -------------
J.S.B. Jenkins.........       0          $ 0        109,500        70,000       $147,686.33    $317,176.18
Jerry W. Wood(1).......       0          $ 0         62,417        34,833       $ 84,794.93    $158,586.33
Stanley T. Ninemire....       0          $ 0         36,916        34,833       $ 58,657.43    $158,586.33

---------------

(1) Mr. Wood ceased to be an executive officer as of August 13, 2002.

     Severance Agreements. In July 1999, we entered into severance agreements with J.S.B. Jenkins, Stanley T. Ninemire and Jerry W. Wood, a former executive officer. Each severance agreement has a three year term but is automatically extended on a year-to-year basis after the end of the term unless a change in control, as defined in the agreement, occurs. If a change in control occurs, the severance agreements will remain in effect until all benefits which are due have been paid. If within three years after a change in control occurs, the officer's employment is terminated, other than as a result of permanent disability or for cause, or the officer terminates his employment as a result of certain events, the officer will be entitled to an amount equal to 200% of the officer's aggregate base pay plus incentive pay. In addition, if a change in control occurs:

     - all of the officer's stock options will immediately vest;

     - all restrictions on any restricted stock granted to the officer will lapse; and

     - the officer will receive all performance shares granted prior to the change of control.

     Under the severance agreements, each officer will, for two years following termination after a change in control, continue to receive the same employee benefits they received prior to termination. All amounts payable under each severance agreement cannot exceed 299% of the officer's "base amount" as determined under the Internal Revenue Code.

DID WE HAVE TRANSACTIONS WITH OUR OFFICERS, DIRECTORS OR 5% STOCKHOLDERS?

     Officer Loans. During 2001, we made two loans to Jerry W. Wood, a former executive officer. The first loan was for $55,000 and accrued interest at 6% annually. The second loan was for $52,000 and accrued interest at 6.75% annually. Neither loan was secured by collateral and each loan was evidenced by a promissory note. All outstanding principal and interest on the first note were paid June 30, 2002 and the second note was paid in full on August 14, 2002.

     Inventory Purchases. During the 2002 fiscal year, we purchased inventory of approximately $35,221,000, based on the fair market value of the inventory, from Superior Leather, Ltd. of Kowloon, Hong Kong. Richard Liu, who owns approximately 7.05% of our outstanding common stock, is a principal of Superior Leather. We are of the opinion such inventory was purchased on terms and at prices which are no less favorable than could be negotiated in arm's-length transactions with unaffiliated third parties.

HOW DID OUR COMMON STOCK PERFORM COMPARED TO CERTAIN INDEXES?

     The line graph below compares the yearly percentage change in the cumulative total stockholder return on our common stock. The graph assumes reinvestment of dividends, if any, and the cumulative total return of the Nasdaq Stock Market -- US Index, and the S&P Apparel and Accessories Index for the period from June 1997 through June 2002. The returns shown on the graph are not necessarily indicative of future performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                     AMONG TANDY BRANDS ACCESSORIES, INC.,
                     THE NASDAQ STOCK MARKET (U.S.) INDEX,
                    AND THE S&P APPAREL & ACCESSORIES INDEX

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------
                        6/97      6/98      6/99      6/00      6/01      6/02
--------------------------------------------------------------------------------
 Nasdaq Stock Market
  (U.S.)               100.00    131.62    189.31    279.93    151.75    103.32
 Tandy Brands
  Accessories, Inc.    100.00    196.05    180.26     82.89     59.37    122.64
 S & P Apparel &
  Accessories          100.00    113.88     80.66     58.20     84.31     98.69

HOW DO WE COMPENSATE OUR NON-EMPLOYEE DIRECTORS?

     Meeting Fees. Non-employee directors currently receive an annual retainer of $21,000, and a fee of $1,500 for each board meeting and each committee meeting they attend. Committee chairmen receive an annual retainer of $2,000 in addition to any applicable committee meeting fees. Our Chairman receives an annual fee of $50,000 for all services. We also reimburse our directors for travel, lodging and related expenses they incur in attending board and committee meetings, and we provide each director with directors and officers insurance and travel accident insurance.

     Stock Options. We are currently authorized to grant nonqualified stock options to purchase up to 150,500 shares of our common stock to our non-employee directors under our Nonqualified Formula Stock Option Plan for Non-Employee Directors. The goal of this stock option plan is to provide a means of retaining and attracting competent non-employee personnel to serve on our board of directors by offering individuals long-term equity incentives tied to our performance. Each of our non-employee directors are eligible to participate in this option plan.

     When this option plan was originally adopted, each director was granted an option to purchase 3,000 shares of our common stock. Currently, when a non-employee director is first elected or appointed to our board of directors, he or she is granted an option to purchase 5,000 shares of our common stock. These options are fully vested when granted.

     This option plan also provides that, concurrently with each regular annual election of members of the board of directors, each non-employee director will receive an option to purchase 2,500 shares of our common stock and our Chairman will receive an option to purchase 4,425 shares of our common stock. The exercise price of these options is the closing price of our common stock reported on the date the options are granted. Prior to the amendment of the plan in fiscal year 1999, each non-employee director who was previously elected to our board of directors and continued to serve on the board received an option to purchase a number of shares of our common stock of which the fair market value was equal to 150% of such director's annual retainer fee. All recurring option grants under this plan are fully exercisable six months after the date they are granted.

     During the past fiscal year, certain members of our board of directors were granted options to purchase an aggregate of 19,250 shares of common stock at an exercise price of $6.09 per share with terms and conditions substantially similar to stock options granted under the Nonqualified Formula Stock Option Plan for Non-Employee Directors. The purpose of these grants was to make equitable option grants to recently elected directors in connection with the proposal to increase the number of stock options issued to directors upon election to our board under the Nonqualified Formula Stock Option Plan for Non-Employee Directors.

     Stock Deferral Plan. Our non-employee directors may elect in writing to defer receipt of all of their annual and committee chair retainer fees and meetings fees under our 1995 Stock Deferral Plan for Non-Employee Directors. All amounts deferred are credited to a bookkeeping reserve account we maintain in units which are equivalent in value to shares of our common stock, based on the average closing price of our common stock during the quarter to which their election applies. We can issue up to 50,000 shares of our common stock under the stock deferral plan.

     All stock units are fully vested and cannot be forfeited. Shares of stock equal to the number of units deferred are payable in a single distribution at the time specified in the applicable deferral election, so long as that time is not earlier than twelve months following the establishment of a particular unit. Any declared cash dividends that would be payable on a number of shares of our common stock equal to the units which are credited to a participating director's account will be reinvested. Any units will also be adjusted for stock dividends or other capital adjustments. In the event we experience a change in control, all units will become immediately payable.

     Prior Stock Option Plan. Prior to adopting the Nonqualified Formula Stock Option Plan for Non-Employee Directors, our board of directors was entitled to receive options under our Nonqualified Stock Option Plan for Non-Employee Directors. This plan authorized issuing options to purchase an aggregate of 30,000 shares of our common stock. Under this prior option plan, non-employee directors could contribute either 50% or 100% of his or her annual retainer fees to acquire common stock purchase options. The exercise price for these options is 50% of the closing price of our common stock subject to the option on the date of grant. Because the directors could contribute their retainer to purchase the 50% discount and pay 50% of the fair market value on exercise of the option, the total cost to acquire the shares would be 100% of the fair market value of the stock on the date of grant. Because this prior stock option plan was not widely used, we suspended use of this plan and now instead provide additional opportunities for stock ownership through our stock deferral plan.

     Omnibus Plan. If the Tandy Brands Accessories, Inc. 2002 Omnibus Plan is approved by our stockholders, we will not grant or issue any additional stock options under or pursuant to any of our presently existing stock option plans as the number of shares authorized and reserved for issuance under our existing stock option plans will be transferred to the omnibus plan and will be authorized and reserved for issuance under the omnibus plan. All shares of common stock presently authorized and reserved for issuance on the exercise of outstanding stock options under our existing stock option plans will, on the cancellation or expiration of any such stock options, automatically be authorized and reserved for issuance in connection with the omnibus plan.

     Like the Nonqualified Formula Stock Option Plan for Non-Employee Directors that is currently in effect, under the omnibus plan, when a non-employee director is first elected or appointed to the board, he or she will be granted a nonqualified stock option to purchase 5,000 shares of our common stock or, if the board so elects, an alternative form of award (other than an incentive stock option) with a value substantially equivalent to the value of such nonqualified stock options. The omnibus plan also provides that concurrently with each regular annual election of the board of directors, each continuing non-employee director will receive a nonqualified stock option to purchase 2,500 shares of our common stock and our Chairman (if the Chairman was previously elected to the board and continues to serve as a director) will receive a nonqualified stock option to purchase 4,425 shares of our common stock. If the board so elects, non-employee directors and our Chairman may receive an alternative form of award (other than an incentive stock option) with a value substantially equivalent to the value of a nonqualified stock option to purchase 2,500 and 4,425 shares of our common stock, respectively. A more detailed explanation of the Tandy Brands Accessories, Inc. 2002 Omnibus Plan can be found under "Proposal Two: Approval of the Tandy Brands Accessories, Inc. 2002 Omnibus Plan."

     As of September 5, 2002, six directors were eligible to participate in our benefit plans for non-employee directors.

HOW MANY BOARD MEETINGS WERE HELD LAST YEAR?

     We held five meetings of our board of directors during the 2002 fiscal year. Each director attended at least 75% of the combined total number of board meetings and all committee meetings on which they served.

WHAT ARE THE BOARD OF DIRECTORS' COMMITTEES? WHAT FUNCTIONS DO THEY SERVE?

     Audit and Finance Committee. C.A. Rundell, Jr., James F. Gaertner, Ph.D. and Roger R. Hemminghaus currently serve on our audit and finance committee. Mr. Rundell is the chairman of the committee. Each member of the audit committee is "independent," as defined in the National Association of Securities Dealers' listing standards. The primary function of our audit and finance committee is to review the effectiveness of our accounting policies and practices, our financial reporting and our internal controls. Our board of directors has adopted an audit committee charter, a copy of which is attached to this proxy statement as Appendix B.

     The audit and finance committee's basic role is to review and approve the scope of the annual examination of our books and records. Other roles of the committee include:

     - reviewing the findings and recommendations of our outside auditors when the audit is complete;

     - considering the organization, scope and adequacy of our internal controls function;

     - reviewing with management the responsiveness of the independent auditor to the company's needs;

     - recommending to the board of directors the independent auditors to be selected to audit the books of the company and reviewing the fees charged by the independent auditors for audit and non-audit services; and

     - providing oversight on our accounting principals and financial reporting.

     The audit and finance committee met three times during the 2002 fiscal year.

     Human Resources and Compensation Committee. During the 2002 fiscal year, Marvin J. Girouard, Gene Stallings and Colombe M. Nicholas served on our human resources and compensation committee. Currently, Colombe M. Nicholas, James F. Gaertner, Ph.D. and Gene Stallings serve on our human resources and compensation committee. Ms. Nicholas is the chair of the committee. The human resources and compensation committee primarily oversees the following:

     - internal organization;

     - salary and non-salary compensation;

     - benefit programs;

     - executive officer salaries, bonuses and option grants; and

     - succession planing and related human resource matters.

     The human resources and compensation committee met two times during the 2002 fiscal year. We do not have a standing nominating committee or a committee performing similar functions.

     Compensation Committee Interlocks and Insider Participation. None of the current or prior members of our human resources and compensation committee is or was an officer or employee of Tandy Brands and none of the members were a party to any material transaction with us during the past fiscal year. In addition, none of our executive officers served as a member of the compensation or similar committee or board of directors of any other entity of which an executive officer served on our human resources and compensation committee or our board of directors.

                     REPORT OF AUDIT AND FINANCE COMMITTEE

     The audit and finance committee oversees our financial reporting process on behalf of our board of directors. Our management has the primary responsibility for preparing our financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit and finance committee reviewed the audited financial statements included in our Annual Report on Form 10-K with our management. This review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The audit and finance committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit and finance committee under generally accepted auditing standards.

     In addition, the audit and finance committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards). The audit and finance committee received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from Tandy Brands and its management. The audit and finance committee has also considered whether the independent auditors' provision of non-audit services to Tandy Brands is compatible with the auditors' independence.

     The audit and finance committee discussed with our independent auditors the overall scope and plans for their audit. The audit and finance committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The audit and finance committee held three (3) meetings during fiscal year 2002.

     The members of the audit and finance committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the audit and finance committee rely without independent verification on the information provided to them and on the representations made by management and our independent auditors. Accordingly, the audit and finance committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit and finance committee's considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our auditors are in fact "independent."

     In reliance on the reviews and discussions referred to above, the audit and finance committee recommended to our board of directors and the board of directors has approved that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2002, for filing with the Securities and Exchange Commission.

                                          AUDIT AND FINANCE COMMITTEE

                                          C.A. RUNDELL, JR., CHAIRMAN
                                          ROGER R. HEMMINGHAUS
                                          JAMES F. GAERTNER, PH.D.

              REPORT OF HUMAN RESOURCES AND COMPENSATION COMMITTEE

     Our human resources and compensation committee is composed entirely of non-employee directors. None of these directors participate in the compensation programs described in this report. Our human resources and compensation committee is responsible for reviewing and making recommendations to our board of directors regarding the compensation of our executive officers. Our board of directors has final approval of executive officer compensation.

     We review the performance of each executive officer on at least an annual basis. Base salary increases are based upon the results of performance reviews. Base salary increases for the officers, excluding our chief executive officer, are also based upon the recommendation of our president and chief executive officer.

WHAT IS THE COMMITTEE'S PHILOSOPHY?

     In determining executive officer compensation, we are guided by the following objectives:

     - attracting, retaining and motivating highly qualified and committed executive officers;

     - using the competitive employment marketplace as a guide to assessing and establishing compensation levels;

     - determining total compensation to a meaningful degree by returns to our stockholders;

     - exercising appropriate discretion and judgment in making individual compensation determinations based on the performance and particular employment position of the affected executive officer, our current economic and business circumstances and prevailing conditions in the marketplace; and

     - encouraging executive officers to obtain and hold an equity stake in our stock.

WHAT ARE THE COMPONENTS OF OUR EXECUTIVE OFFICERS INCENTIVE PLAN?

     Under our fiscal 2002 executive officers incentive plan, executive officer compensation consisted of the following components:

     - annual base salary;

     - annual incentive bonus;

     - long-term compensation in the form of stock option grants; and

     - matching contributions under our Stock Purchase Program, Employees Investment Plan and Benefit Restoration Plan.

     In establishing this plan, the human resources and compensation committee collected comparative executive officer compensation using publicly available sources. In addition, the committee updated information it had previously collected through prior compensation surveys produced by independent compensation firms to collect current compensation ranges for our peer group.

HOW WERE BASE SALARIES DETERMINED?

     During fiscal year 2002, we sought to establish base salaries of our executive officers at levels that, in the judgment of the human resources and compensation committee and the board of directors, were sufficiently competitive to attract and retain qualified executive officers. These salaries were approximately equal to the average base salaries for comparable positions within our peer group. The committee established the base salary portion of annual compensation, which was increased for fiscal year 2002, at the beginning of the fiscal year. We granted salary increases to our executive officers in order to provide them with salaries comparable to those within our industry and peer group.

WERE INCENTIVE BONUSES PAID?

     We structure our incentive bonuses to encourage achievement of our performance goals with additional cash compensation directly related to our performance. Our fiscal year 2002 compensation plan provided for incentive bonuses based on:

     - the extent to which fiscal year 2002 profit performance exceeded fiscal year 2001 performance; and

     - return on asset performance in accordance with criteria established by our board of directors.

     Under the plan, potential bonuses were set at performance levels that, in the judgment of the committee and the board of directors, would facilitate growth. Because our performance was above the minimum levels established in our compensation plan, we paid bonuses to our executive officers in the aggregate amount of $313,482.

WHAT IS THE LONG-TERM COMPONENT OF EXECUTIVE COMPENSATION?

     Our stock option and bonus plans and stock purchase programs provide long-term incentive compensation for executive officers if the market price of our common stock increases over time. We granted options to purchase an aggregate of 80,000 shares of our common stock to our executive officers during the past fiscal year.

HOW WAS OUR CHIEF EXECUTIVE OFFICER'S COMPENSATION DETERMINED?

     During fiscal year 2002, our chief executive officer's base salary rate was $415,000, a $20,000 increase from fiscal year 2001. We did not pay a bonus to our chief executive officer for fiscal year 2001 because our performance was below the minimum levels established in our compensation plan. However, because our performance during fiscal year 2002 exceeded these minimum levels, we paid our chief executive officer a bonus of $175,910 for fiscal year 2002. The increase in base salary and the bonus paid to our chief executive officer for fiscal year 2002 was, in the opinion of the committee and the board of directors, consistent with the salaries and bonuses for comparable positions within our industry and peer group.

WHAT LIMITS DOES THE INTERNAL REVENUE CODE IMPOSE ON DEDUCTING EXECUTIVE COMPENSATION?

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year. Certain remuneration, however, is not subject to disallowance, including compensation paid on a commission basis and, if certain requirements prescribed by the Code are satisfied, other performance based compensation. At this time, we believe that the deduction disallowance prescribed by Section 162(m) of the Code does not apply to us.

     This report has been provided by the human resources and compensation committee of our board of directors.

                                          HUMAN RESOURCES AND
                                          COMPENSATION COMMITTEE

                                          MARVIN J. GIROUARD, CHAIRMAN
                                          GENE STALLINGS
                                          COLOMBE M. NICHOLAS

                                                                      APPENDIX A

                TANDY BRANDS ACCESSORIES, INC. 2002 OMNIBUS PLAN

     The Tandy Brands Accessories, Inc. 2002 Omnibus Plan (hereinafter called the "Plan") was adopted by the Board of Directors of Tandy Brands Accessories, Inc., a Delaware corporation (hereinafter called the "Company"), effective as of September 3, 2002, and was approved by the Company's stockholders on __________, 20____.

                                   ARTICLE 1

                                    PURPOSE

     The purpose of the Plan is to attract and retain the services of key management Employees of the Company and its Subsidiaries, and Board members (whether an Employee or a Non-employee Director), and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, non-qualified stock options, performance units, stock appreciation rights, or restricted stock, whether granted singly, or in combination, or in tandem, that will:

          (a) increase the interest of such persons in the Company's welfare;

          (b) furnish an incentive to such persons to continue their services for the Company; and

          (c) provide a means through which the Company may attract able persons as employees.

     With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

                                   ARTICLE 2

                                  DEFINITIONS

     For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     2.1 "Award" means the grant of any Incentive Stock Option, Non-qualified Stock Option, Performance Unit, Restricted Stock or SAR, whether granted singly, in combination or in tandem (each individually referred to herein as an "Incentive").

     2.2 "Award Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

     2.3 "Award Period" means the period during which one or more Incentives granted under an Award may be exercised.

     2.4  "Board" means the board of directors of the Company.

     2.5  "Change of Control" means any of the following:

          (a) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company's Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction;

          (b) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company;

          (c) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

          (d) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the "Continuing Directors") who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved;

          (e) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 20% of the voting power of the Company's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 15% of the voting power of the Company's outstanding voting securities on the date of this Plan, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company's outstanding voting securities by any person or group who beneficially owned at least 15% of the voting power of the Company's outstanding voting securities on the date of this Plan, provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or

          (f) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

     2.6  "Code" means the Internal Revenue Code of 1986, as amended.

     2.7 "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

     2.8 "Common Stock" means the common stock, par value $1.00 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

     2.9 "Company" means Tandy Brands Accessories, Inc., a Delaware corporation, and any successor entity.

     2.10 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

     2.11 "Employee" means a common law employee (as defined in accordance with the Regulations and Revenue Rulings, as issued by the Internal Revenue Service, then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

     2.12  "Fair Market Value" of a share of Common Stock means:

          (a) If the Common Stock is listed or admitted to trade on a national securities exchange, the average of the high and low prices of the Common Stock as reported by such national securities exchange for the date the Award is granted or, if no sale of the Common Stock shall have been made on that date, the next preceding day on which there was a sale of Common Stock;

          (b) If the Common Stock is not listed on a national securities exchange, then the average of the high and low prices of the Common Stock as reported for the date the Award is granted or, if no sale of the Common Stock shall have been made on that date, the next preceding day on which there was a sale of Common Stock, on the National Market System of the National Association of Securities Dealers, Inc.;

          (c) If the Common Stock is not listed to trade on the National Market System, the average between the bid and asked price for the Common Stock on any electronic quotation system on the date the Award is granted; or

          (d) If the Common Stock is not listed or admitted to trade on a national securities exchange, the National Market System, or any electronic quotation system, the Committee shall establish the Fair Market Value in its good faith judgement.

     2.13 "Incentive Stock Option" or "ISO" means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

     2.14 "Non-employee Director" means a member of the Board who is not an Employee and who satisfies (a) the requirements of Rule 16b-3(b)(3) promulgated under the 1934 Act or any successor provision, or (b) the requirements of any national securities exchange or other market on which the Common Stock is listed or quoted.

     2.15 "Non-qualified Stock Option" or "NQSO" means a non-qualified stock option, granted pursuant to this Plan.

     2.16 "Option Price" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

     2.17 "Participant" shall mean an Employee or a Non-employee Director to whom an Award is granted under this Plan.

     2.18 "Performance Unit" means a unit granted to a Participant which entitles the Participant to receive a payment, in cash, Common Stock, or both, pursuant to Section 6.8 of this Plan which is subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

     2.19 "Plan" means this Tandy Brands Accessories, Inc. 2002 Omnibus Plan, as amended from time to time.

     2.20 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

     2.21 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.6 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

     2.22 "Retirement" means any Termination of Service solely due to retirement upon attainment of age 65, or permitted early retirement as determined by the Committee.

     2.23 "SAR" means the right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the SAR Price for such shares.

     2.24 "SAR Price" means the Fair Market Value of each share of Common Stock covered by an SAR, determined on the Date of Grant of the SAR.

     2.25 "Stock Option" means a Non-qualified Stock Option or an Incentive Stock Option.

     2.26 "Subsidiary" means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

     2.27 "Termination of Service" for a Participant who is an Employee of the Company or any Subsidiary means the date the Employee ceases to serve as an Employee of the Company and its Subsidiaries, for any reason. "Termination of Service" for a Non-employee Director means the date the Non-employee Director ceases to serve as a member of the Board.

     2.28 "Total and Permanent Disability" means a Participant is qualified for long-term disability benefits under the Company's disability plan or insurance policy; or, if no such plan or policy is then in existence, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.

                                   ARTICLE 3

                                 ADMINISTRATION

     3.1 Appointment of Committee. The Plan shall be administered by a committee appointed by the Board (the "Committee"), which shall consist of two
(2) or more members, as determined by the Board. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

     Membership on the Committee shall be limited to those members of the Board who are Non-employee Directors and who are "outside directors" under Section 162(m) of the Code. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

     3.2 Determination of Awards. The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive, two or more Incentives granted in combination, or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive).

     The Committee may from time to time delegate the authority provided for in this Section 3.2 to the president of the Company.

     3.3 Committee Discretion. The Committee, in its discretion, shall (a) interpret the Plan, (b) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (c) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

     With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, "Applicable Law"), to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

                                   ARTICLE 4

                                  ELIGIBILITY

     Any Employee (including an Employee who is also a member of the Board or an officer) or Non-employee Director whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee or Non-employee Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of which Employees or Non-employee Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees and Non-employee Directors who receive, or are eligible to receive, Awards under the Plan.

                                   ARTICLE 5

                             SHARES SUBJECT TO PLAN

     Subject to adjustment as provided in Articles 13 and 14, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is (a) 398,588 shares; plus (b) shares of Common Stock previously subject to Awards issued under this Plan or any stock option agreements issued under any stock option plan previously maintained by the Company, which are forfeited, terminated, settled in cash in lieu of Common Stock, or exchanged for Awards that do not involve Common Stock, or expired unexercised.

     Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

                                   ARTICLE 6

                                GRANT OF AWARDS

     6.1 In General. The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

     If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of 30 days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

     6.2 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option shall be a Non-qualified Stock Option.

     6.3 Maximum Individual Grants. No Participant may receive during any fiscal year of the Company Awards covering an aggregate of more than One Hundred Thousand (100,000) shares of Common Stock.

     6.4 Grant Upon Election or Appointment as a Non-employee Director. When a Non-employee Director is first elected or appointed to the Board, such director will be granted an Award of (a) Five Thousand (5,000) Non-qualified Stock Options, or (b) upon the determination of the Board, an alternative form of Award (other than an Incentive Stock Option) with a value substantially equivalent to the value of Five Thousand (5,000) Non-qualified Stock Options.

     6.5  Annual Grants to Non-employee Directors.

     (a) Concurrently with each regular annual election of the Board, each Non-employee Director (other than the Chairman of the Board) who was previously elected to the Board and who continues to serve in such capacity shall be granted an Award of (i) Two Thousand Five Hundred (2,500) Non-qualified Stock Options, or (ii) upon the determination of the Board, an alternative form of Award (other than an Incentive Stock Option) with a value substantially equivalent to the value of Two Thousand Five Hundred (2,500) Non-qualified Stock Options.

     (b) Concurrently with each regular annual election of the Board, the Chairman of the Board (if the Chairman was previously elected to the Board and continues to serve as a director) shall be granted an Award of (i) Four Thousand Four Hundred Twenty Five (4,425) Non-qualified Stock Options, or (ii) upon the determination of the Board, an alternative form of Award (other than an Incentive Stock Option) with a value substantially equivalent to the value of Four Thousand Four Hundred Twenty Five (4,425) Non-qualified Stock Options.

     6.6  Restricted Stock.

     (a) In General. If Restricted Stock is granted to a Participant under an Award, the Committee shall set forth in the related Award Agreement: (1) the number of shares of Common Stock awarded, (2) the price, if any, to be paid by the Participant for such Restricted Stock, (3) the time or times within which such Award may be subject to forfeiture, (4) specified performance goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (5) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan. The provisions of Restricted Stock need not be the same with respect to each Participant.

     (b) Legend on Shares. Each Participant who is awarded Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Restricted Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 17.9 of the Plan. The Committee may require the stock certificates evidencing shares of Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that the Participant deliver to the Committee a stock power or stock powers, endorsed in blank, relating to the shares of Restricted Stock.

     (c) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

          (1) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

          (2) Except as provided in sub-paragraph (1) above, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

          (3) The Restriction Period of Restricted Stock shall commence on the Date of Grant and, subject to Article 14 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable measurements of Company performance, as may be determined by the Committee in its sole discretion.

          (4) Subject to the provisions of the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Company shall, as soon as practicable after the event causing forfeiture (but in any event within 5 business days), pay to the Participant, in cash, an amount equal to the total consideration paid by the Participant for such forfeited shares. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

     6.7 SAR. An SAR shall entitle the Participant at his election to surrender to the Company the SAR, or portion thereof, as the Participant shall choose, and to receive from the Company in exchange therefor cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share over the SAR Price per share specified in such SAR, multiplied by the total number of shares of the SAR being surrendered. In the discretion of the Committee, the Company may satisfy its obligation upon exercise of an SAR by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

     6.8 Performance Unit. If a Performance Unit is granted to a Participant under an Award, the Committee shall set forth in the related Award Agreement:
(a) the Date of Grant, (b) the number of Performance Units awarded, (c) the Award Value of the units, (d) the period during which the Performance Unit shall vest, (e) the period during which the Performance Unit shall be convertible, and
(f) all other
terms, limitations, restrictions and conditions of the Performance Units, which shall be consistent with this Plan.

     6.9 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a "tandem award," so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and an SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.

                                   ARTICLE 7

                                  OPTION PRICE

     The Option Price for any share of Common Stock which may be purchased under a Stock Option and the SAR Price for any share of Common Stock subject to an SAR shall be at least One Hundred Percent (100%) of the Fair Market Value of the share on the Date of Grant. If an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

                                   ARTICLE 8

                             AWARD PERIOD; VESTING

     8.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service in accordance with this Article 8 and Article 9. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

     8.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be exercised.

                                   ARTICLE 9

                             TERMINATION OF SERVICE

     In the event of Termination of Service of a Participant, an Incentive may only be exercised as determined by the Committee and provided in the Award Agreement.

                                   ARTICLE 10

                             EXERCISE OF INCENTIVE

     10.1 In General. A vested Incentive may be exercised during its Award Period, subject to limitations and restrictions set forth therein and in Article
9. A vested Incentive may be exercised at such times and in such amounts as provided in this Plan and the applicable Award Agreement, subject to the terms, conditions, and restrictions of the Plan.

     In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished. No Incentive may be exercised for a fractional share of Common Stock. The granting of an Incentive shall impose no obligation upon the Participant to exercise that Incentive.

     10.2 Stock Options. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery (including by fax) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon.

     On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as follows: (1) cash, check, bank draft, or money order payable to the order of the Company, (2) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, (3) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (4) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

     In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so submitted.

     Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's right to purchase such Common Stock may be terminated by the Company.

     10.3 SARs. Subject to the conditions of this Section 10.3 and such administrative regulations as the Committee may from time to time adopt, an SAR may be exercised by the delivery (including by fax) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon.

     On the Exercise Date, the Participant shall receive from the Company in exchange therefor cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered. In the discretion of the Committee, the Company may satisfy its obligation upon exercise of an SAR by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

     10.4 Performance Units. Subject to the conditions of this Section 10.4 and such administrative regulations as the Committee may from time to time adopt, a Performance Unit may be exercised by the delivery (including by fax) of written notice to the Committee setting forth the number of units of the Participant's Performance Units to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon.

     On the Exercise Date, the Participant shall be entitled to receive an amount of cash equal to: (a) the aggregate Fair Market Value of the units exercised on the Exercise Date less (b) the aggregate Award Value of the units exercised (the "Conversion Gain"). In the discretion of the Committee, the Company may satisfy its obligation upon exercise of Performance Units by the distribution of that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Common Stock and in part with cash.

     10.5 Disqualifying Disposition of ISO. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

                                   ARTICLE 11

                          AMENDMENT OR DISCONTINUANCE

     Subject to the limitations set forth in this Article 11, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which results in material changes to the Plan shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

     Any such amendment shall, to the extent deemed necessary or advisable by the committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto.

     Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 11 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

                                   ARTICLE 12

                                      TERM

     The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on ________, 20__, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

                                   ARTICLE 13

                              CAPITAL ADJUSTMENTS

     If at any time while the Plan is in effect, or Incentives are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

          (a) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to a Participant to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded.

          (b) Appropriate adjustments shall be made in the number of shares of Common Stock and the Option Price thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate Option Price.

          (c) Appropriate adjustments shall be made in the number of SARs and the SAR Price thereof then subject to exercise pursuant to each such SAR previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price.

          (d) Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which restrictions have not yet lapsed prior to any such change.

          (e) Appropriate adjustments shall be made in the number of Performance Units thereof then subject to exercise pursuant to each such Performance Unit previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to exercise.

     Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to (i) the number of or Option Price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan, (ii) the number of or SAR Price of SARs then subject to outstanding SARs granted under the Plan, (iii) the number of outstanding shares of Restricted Stock, or (iv) the number of Performance Units then subject to outstanding Performance Units granted under the Plan.

     Upon the occurrence of each event requiring an adjustment with respect to any Incentive, the Company shall mail to each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                   ARTICLE 14

                          RECAPITALIZATION, MERGER AND
                        CONSOLIDATION; CHANGE OF CONTROL

     (a) The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

     (c) In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Incentives may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, share exchange or any dissolution or liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Incentives.

     (d) In the event of a Change of Control, then, notwithstanding any other provision in this Plan to the contrary, all unmatured installments of Incentives outstanding shall thereupon automatically be accelerated and exercisable in full and all Restriction Periods applicable to Awards of Restricted Stock shall automatically expire. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

                                   ARTICLE 15

                           LIQUIDATION OR DISSOLUTION

     In case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Option Prices or SAR Prices then in effect with respect to each Stock Option or SAR shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

                                   ARTICLE 16

                         INCENTIVES IN SUBSTITUTION FOR
                    INCENTIVES GRANTED BY OTHER CORPORATIONS

     Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees of a corporation who become or are about to become management Employees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

                                   ARTICLE 17

                            MISCELLANEOUS PROVISIONS

     17.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

     17.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

     17.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

     17.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

     17.5 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

     17.6 Tax Requirements. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock.

     Notwithstanding the foregoing, in the event of an assignment of a Non-qualified Stock Option or SAR pursuant to Section 17.7, the Participant who assigns the Non-qualified Stock Option or SAR shall remain subject to withholding taxes upon exercise of the Non-qualified Stock Option or SAR by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made in cash, by check, or through the delivery of shares of Common Stock owned by the Participant (which may be effected by the actual delivery of shares of Common Stock by the Participant or by the Company's withholding a number of shares to be issued upon the exercise of a Stock Option, if applicable), which shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

     17.7 Assignability. Incentive Stock Options and Performance Units may not be transferred or assigned other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option or Performance Unit shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 17.7 that is not required for compliance with Section 422 of the Code.

     The Committee may, in its discretion, authorize all or a portion of a Non-qualified Stock Option or SAR to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Non-qualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Non-qualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. Following transfer, any such Non-qualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 10, 11, 13, 15 and 17 hereof the term "Participant" shall be deemed to include the transferee.

     The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Non-qualified Stock Options and SARs shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Non-qualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Option. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Non-qualified Stock Option or SAR that has been transferred by a Participant under this Section 17.7.

     17.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

     17.9 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

     On the face of the certificate:

                 "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

     On the reverse:

                 "The shares of stock evidenced by this
                 certificate are subject to and transferable only in accordance with that certain Tandy Brands Accessories, Inc. 2002 Omnibus Plan, a copy of which is on file at the principal office of the Company in Arlington, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

     The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

                 "Shares of stock represented by this
                 certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

     A copy of this Plan shall be kept on file in the principal office of the Company in Arlington, Texas.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of ________, 2002, by its duly authorized officer pursuant to prior action taken by the Board.

                                          TANDY BRANDS ACCESSORIES, INC.

                                          By:
                                             -----------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                               ---------------------------------

                                                                      APPENDIX B

                            AUDIT COMMITTEE CHARTER

     The Board of Directors of Tandy Brands Accessories, Inc. (the "Company") hereby constitutes and establishes an Audit Committee (the "Committee") with authority, responsibility, and specific duties as described below.

                                  COMPOSITION

     The Committee shall be comprised of at least three Directors, each of which shall be independent as determined in accordance with applicable Securities and Exchange Commission and regulatory body standards. Members of the Committee will be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. One of the members shall be appointed Committee Chairman by the Chairman of the Board of Directors.

     Each member of the Committee must be able to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

                                   AUTHORITY

     The Committee is granted the authority to investigate any activity of the Company, with full access to all books, records, facilities, and personnel of the Company, and all employees are directed to cooperate as requested by members of the Committee. The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company's or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may also meet with the Company's investment bankers or financial analysts who follow the Company.

                                 RESPONSIBILITY

     The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of the Committee's activities to the Board of Directors. The members of the Committee shall make themselves familiar with the financial condition, financial controls and operations of the Company and the Committee shall make such recommendations to the Board of Directors as the Committee deems appropriate for the good of the Company and the proper reflection of the financial condition of the Company in reports and elsewhere, and shall take such further action as the Committee deems appropriate to carry out its functions, and shall exercise such further authorities and responsibilities as the Board may from time to time delegate to it. The independent auditors for the Company are ultimately accountable to the Board of Directors and the Committee. The Board of Directors, with the assistance of the Committee, has the ultimate authority and responsibility to select the independent auditors or to nominate the independent auditors to be proposed for shareholder approval in the proxy statement. In addition to the Board of Directors, the Committee shall have the authority to evaluate and, where appropriate, replace the independent auditors. Management of the Company is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements.

     The Committee shall be responsible for ensuring its receipt from the Company's independent auditors of a formal written statement delineating all relationships between the independent auditor and the Company and shall be responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the Board of Directors take, appropriate action to ensure the independence of the independent auditor.

     The independent auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation), and (iii) all other services rendered by the independent auditors for the most recent fiscal year, in the aggregate and by each service.

                                    MEETINGS

     The Committee is to meet at least once per quarter, and as many times as the Committee deems necessary.

                                   ATTENDANCE

     Members of the Committee are to be present at all meetings. As necessary or desirable, the Chairman may request that members of management, and representatives of the independent auditor be present at meetings of the Committee.

                                    MINUTES

     The Secretary of the Company will prepare the minutes of each meeting and send them to Committee members and the members of the Board of Directors who are not members of the Committee. If the Secretary of the Company has not taken the minutes, they will be sent to him or her for permanent filing.

     While the Committee has the responsibilities, duties and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations or the Company's ethics policies.

                                SPECIFIC DUTIES

     The Committee is to:

          1. Review with management the responsiveness of the independent auditor to the Company's needs, recommend to the Board of Directors the independent auditors to be selected to audit the books of the Company and review the fees charged by the independent auditor for audit and non-audit services. The Committee should also review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

          2. Review with the Company's management, and the independent auditor, the Company's general policies and procedures to reasonably assure the adequacy of internal accounting and financial controls, a code of legal and ethical business conduct and control of confidential information.

          3. Review, prior to the annual audit, the scope and general extent of the independent auditor's audit examination, including their engagement letter and proposed fees. The Committee's review should entail an understanding from the independent accountant of the factors considered by the accountant in determining the audit scope.

          4. Review with management and the independent auditor, upon completion of their audit, financial results for the year prior to their release to the public, together with a review of the news release, to determine the independent auditor is satisfied with the disclosure and content of the financial information to be presented to the shareholders and the public. Such review should encompass significant adjustments proposed by the independent auditor, any changes in accounting principals or policies, supplemental disclosures required by generally accepted accounting principles or the Securities and Exchange Commission, and significant nonrecurring transactions.

          5. Review with management and the independent auditor the financial statements to be included in the Company's Annual Report on Form 10-K (or annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

          6. Review with management and the independent auditor the financial statements to be included in the Company's Quarterly Reports on Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

          7. Review with management and the independent auditor the adequacy and effectiveness of the internal auditing, accounting and financial controls of the corporation including those matters in the independent auditor's "letter to management". Particular emphasis should be given to the adequacy of controls to expose any payments, transactions or procedures which might be deemed illegal or otherwise improper.

          8. Provide sufficient opportunity for the independent auditor to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the Company's accounting and auditing personnel, the cooperation which the independent auditor received from management (including accounting and auditing personnel) during the course of their audit, and the extent to which undue pressure was brought to bear on the independent auditor by management.

          9. Review the internal audit function of the Company including the proposed programs for the coming year and the coordination of such programs with the independent auditor. Receive and review with management a written report on each completed internal audit and require notification when follow-up internal audits disclose that corrective actions have not been implemented or have not been effective.

          10. Review the Company's cash management program, including investment transactions and management strategy related to the investment of the Company's surplus cash.

          11. Ensure the independent auditors prepare and deliver annually a Statement as to Independence (it being understood the independent auditors are responsible for the accuracy and completeness of this Statement), to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's independent auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the independent auditors' independence.

          12. Consider the effect of the independent auditors' provision of (i) information technology consulting services relating to financial information systems design and implementation and (ii) other non-audit services to the Company on the independence of the independent auditors (it being understood that the audit committee will rely on the accuracy of the information provided by the independent auditors as to the services provided and the fees paid and will rely on the representations of management in connection with such consideration). The Committee should approve the retention of the independent auditor for any non-audit service and the fee for such service.

          13. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

          14. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

          15. Review with the Company's legal counsel legal matters that may have a material impact on the Company's financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

          16. Review the significant reports to management prepared by the internal auditing department and management's responses.

          17. Recommend to the Board guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account.

          18. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          19. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

 NOTWITHSTANDING THE FOREGOING RECITATION OF DUTIES, THE COMMITTEE RESERVES THE RIGHT TO AMEND, MODIFY, INTERPRET, WAIVE, OR DELETE ANY OF THE FOREGOING DUTIES
                            IN ITS SOLE DISCRETION.

                                                                      1420-PS-02

                                  DETACH HERE


                                     PROXY

                         TANDY BRANDS ACCESSORIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




The undersigned security holder of Tandy Brands Accessories, Inc., a Delaware corporation, hereby appoints J.S.B. Jenkins and Stanley T. Ninemire, and each of them, with full power of substitution, to represent and to vote on behalf of the undersigned all securities which the undersigned is entitled to vote at the Annual Meeting of Stockholders scheduled to be held on Wednesday, October 16, 2002, at 10:00 A.M., local time, at the Wyndham Arlington located at 1500 Convention Center Drive, Arlington, Texas 76011, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such securities upon the matters described in the Notice of Annual Meeting of Stockholders and related Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged), and upon any other business that may properly come before such Annual Meeting.

THE SECURITIES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, BUT IF NO SPECIFICATION IS MADE, THE PROXIES NAMED ABOVE INTEND TO VOTE THE SECURITIES AT THEIR DISCRETION FOR THE ELECTION OF THE NOMINEE LISTED IN THE PROXY STATEMENT FOR THE ANNUAL MEETING, FOR THE PROPOSAL TO ADOPT AND APPROVE THE TANDY BRANDS ACCESSORIES, INC. 2002 OMNIBUS PLAN AND OTHERWISE AT THE DISCRETION OF THE PROXIES.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

TANDY BRANDS ACCESSORIES, INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940


                                  DETACH HERE

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE LISTED BELOW AS A DIRECTOR, FOR THE APPROVAL OF THE
TANDY BRANDS ACCESSORIES, INC. 2002 OMNIBUS PLAN, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

                                                                                              FOR      AGAINST    ABSTAIN
  1. To elect a Class III Director                2. To adopt and approve the Tandy Brands    [ ]        [ ]        [ ]
     NOMINEES: (01) MR. J.S.B. JENKINS               Accessories, Inc. 2002 Omnibus Plan.

        FOR               WITHHELD                3. In their discretion upon such other matters as properly come before
        THE    [ ]   [ ]  FROM THE                   the meeting.
      NOMINEE             NOMINEE
                                                     MARK HERE IF YOU PLAN TO ATTEND THE MEETING                    [ ]

                                                     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                  [ ]

                                                  IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE DATE, SIGN AND RETURN
                                                  ALL CARDS IN THE ACCOMPANYING ENVELOPE.

                                                  Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by
                                                  President or other authorized officer. If a partnership, please sign in partnership name by authorized person. When shares are held by joint tenants, both should sign.



Signature:                                Date:                 Signature:                          Date:
           ----------------------------        --------------             -----------------------         ----------------